SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23046 Avenida de la Carlota, Suite 600 Laguna Hills, CA	92653
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01 Other Events.

Beginning August 23, 2019, PharmaCyte Biotech, Inc. (“PharmaCyte”) mailed to its stockholders a Notice of Special Meeting of Stockholders and Proxy Statement (“Notice and Proxy Statement”) related to its Special Meeting of Stockholders (“Special Meeting”) to be held at the Courtyard by Marriott located at 7955 Irvine Center Drive, Irvine, California 92618 on Wednesday, September 11, 2019 at 11:00 a.m. Pacific Daylight Time to consider and vote on the following matters:

1.	To approve a Certificate of Amendment to PharmaCyte’s Articles of Incorporation, as amended, to provide PharmaCyte’s Board of Directors (“Board”) the power to designate the rights and preferences of PharmaCyte’s preferred stock;

2.	To elect six directors as nominated by the Board, each to serve a one-year term;

3.	To ratify the appointment of Armanino LLP as PharmaCyte’s independent registered public accounting firm for the fiscal year ending April 30, 2020; and

4.	To consider and act upon any other business as may properly come before the Special Meeting or any adjournments thereof.

A copy of the Notice and Proxy Statement is are attached to this Current Report on Form 8-K as Exhibits 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice of Annual Meeting of Stockholders and Proxy Statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2019	PHARMACYTE BIOTECH, INC.

	By:	/s/ Kenneth L. Waggoner
Kenneth L. Waggoner Chief Executive Officer, President and General Counsel

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